DELAWARE GROUP® FOUNDATION FUNDS

Delaware Foundation® Equity Fund
Delaware Foundation® Growth Allocation Fund
Delaware Foundation® Moderate Allocation Fund
Delaware Foundation® Conservative Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statement of Additional Information
dated January 28, 2013

The following paragraph replaces the paragraph regarding the brokerage commissions paid by the Funds for the year ended September 30, 2012 in the section entitled, “Trading Practices and Brokerage” on page 46.

During the fiscal year ended September 30, 2012, brokerage commissions of $529, $22,223, $65,435, and $16,402 based on portfolio transactions of $594,956, $23,642,505, $69,466,265, and $19,976,248 were directed to brokers for brokerage and research services provided to the Equity Fund, Growth Allocation Fund, Moderate Allocation Fund, and Conservative Allocation Fund, respectively.

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated April 11, 2013.